UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 Clay Street, Suite 3300

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(713) 328-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On July 1, 2026, Talos Production Inc. (the “Issuer”), a Delaware corporation and a wholly owned subsidiary of Talos Energy Inc., a Delaware corporation (the “Company”), commenced an offering for the sale of $800 million in aggregate principal amount of second-priority senior secured notes due 2034 in a private offering to eligible purchasers that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act,” and such offering, the “Offering”).

In connection with the Offering, the Company disclosed certain information relating to the Company, the Issuer and the pending acquisition of certain oil and gas properties and related assets located in the Outer Continental Shelf in the Mississippi Canyon area of the Gulf of America, including interests in the Na Kika and Coulomb deepwater producing assets, to prospective investors in a preliminary offering memorandum, dated July 1, 2026 (the “Preliminary Offering Memorandum”), excerpts of which are furnished herewith pursuant to Regulation FD, in the general form presented in the Preliminary Offering Memorandum, as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The information above is being furnished pursuant to this Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act, or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 8.01.	Other Events.

On July 1, 2026, the Company issued a press release announcing the Offering in accordance with Rule 135c under the Securities Act. A copy of the press release is attached as Exhibit 99.2 to this report and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Excerpts from Preliminary Offering Memorandum of the Company, dated July 1, 2026.

99.2	Press Release, dated July 1, 2026.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2026

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary